Note 33 - Employee Benefits - DWS Share based Plans (Detail) - DWS Share-Based Plans [Domain Member] - EUR (€) shares in Thousands	Dec. 31, 2022	Dec. 31, 2021
DWS Share based Plans [Line Items]
Units (in thousands)	887	948
Fair value	€ 7.65	€ 10.99
Share price	30.36	35.48
Exercise price	€ 24.65	€ 24.65
Expected volatility (weighted-average, in percent)	32.00%	32.00%
Expected life (weighted-average, in years)	3.0	4.0
Expected dividends (in percent of income)	66.00%	65.00%